UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2016

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2016, Olin Corporation (“Olin”) announced that the Board of Directors of Olin (the “Board”) has named Mr. John E. Fischer, 60, to succeed Mr. Joseph D. Rupp as President and Chief Executive Officer of Olin, effective May 1, 2016.  The Board expects to nominate Mr. Fischer as a Class II director for election at Olin’s annual meeting of shareholders in 2016.  Mr. Rupp will continue to serve as Chairman of the Board.

Mr. Fischer began his career in 1977 with a company that was later acquired by Olin.  He served as Olin’s Chief Financial Officer from 2005 until 2014, when he was promoted to President and Chief Operating Officer.

Mr. Rupp has served as Chief Executive Officer of Olin since 2002 and assumed the role of Chairman in 2005.

In connection with Mr. Fischer’s promotion to President and Chief Executive Officer, effective May 1, 2016, his annual base salary will be increased to $900,000, and his target annual cash incentive award with respect to the remainder of 2016 will be increased to $1,000,000.  The other material plans, contracts and arrangements to which Mr. Fischer is a party or in which he participates are disclosed in Olin’s Proxy Statement, as filed with the Securities and Exchange Commission on March 4, 2015.  No amendments to Mr. Fischer’s executive agreement or executive change of control agreement have been made in connection with his promotion.

Effective May 1, 2016, Mr. Rupp’s annual base salary will be decreased to $500,000, and his target annual cash incentive award with respect to the remainder of 2016 will be decreased to $550,000.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2016, the Board approved an amendment to Article II, Section 1 of Olin’s Bylaws, such that the size of the Board was expanded from eleven to twelve directors.

A copy of the amended Bylaws are filed as Exhibit 3.1 hereto and are incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On February 26, 2016, Olin issued a press release announcing Mr. Fischer’s selection as Mr. Rupp’s successor as Chief Executive Officer.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Bylaws amended as of February 26, 2016
99.1	Press release, dated February 26, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ Todd A. Slater
Name: Todd A. Slater
Title: Vice President and Chief Financial Officer

Date:  February 29, 2016

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaws amended as of February 26, 2016
99.1	Press release, dated February 26, 2016